Exhibit 10.1
EXECUTION VERSION
STOCK TRANSFER RESTRICTION AND
REGISTRATION AGREEMENT
March 15, 2011
THIS STOCK TRANSFER RESTRICTION AND REGISTRATION AGREEMENT (this “Agreement”), dated as of March 15, 2011, is by and among (1) GSI Commerce, Inc., a Delaware corporation (“Buyer”), (2) the Insight Stockholders (as hereinafter defined) and (3) the Individual Stockholders (as hereinafter defined) (together with the Insight Stockholders, the “Stockholders”). Reference is made to that certain Merger Agreement, dated as of February 9, 2011 (the “Merger Agreement”), by and among Buyer, Gator Acquisition Corp. and Gator Acquisition LLC, each a wholly-owned subsidiary of Buyer, Fanatics, Inc., a Delaware corporation (the “Company”), the stockholders listed on Annex I thereto, those persons listed on Annex II thereto, and Insight Ventures Partner, LLC, solely in its capacity as the Stockholders’ Representative. All capitalized terms used but not defined in this Agreement will have the respective meanings ascribed thereto in the Merger Agreement.
WITNESSETH
WHEREAS, this is the Registration Agreement referred to in the Merger Agreement;
WHEREAS, pursuant to the Merger Agreement, Buyer will acquire the Company through the Merger of Merger Sub with and into the Company, with the Company being the surviving corporation, and the Second Merger of the Company with and into Merger Sub II with Merger Sub II being the surviving company and a wholly-owned subsidiary of Buyer;
WHEREAS, in the Merger, the capital stock of the Company owned by the Stockholders will be converted into the right to receive cash and shares of Buyer Stock, all as more particularly set forth in the Merger Agreement; and
WHEREAS, the execution and delivery of this Agreement is a condition precedent to the Company’s and the Stockholders’ obligations, respectively, to consummate the Merger Agreement and transactions contemplated thereby.
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth, and for other consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:
ARTICLE I
Restrictions on Transfer of Restricted Securities.
1.1. Certain Definitions. For purposes of this Agreement,
(a) “Affiliate” means, with respect to a specified person or entity, any other person or entity that, directly or indirectly, through one or more intermediaries, controls, or is controlled by or is under common control with, the specified person or entity, including, without limitation, with respect to the Insight Stockholders, any general partner thereof or related investment fund. For the purposes of this definition, “control” (including with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any entity, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such entity, whether through the ownership of voting securities, by agreement or otherwise.

(b) “Automatic Shelf Registration Statement” has the meaning ascribed to it in Rule 405 under the Securities Act.
(c) “Individual Stockholders” means: (i) Alan S. Trager, Trustee of Alan S. Trager Revocable Trust u/a/d 1/2/08, (ii) Mitchell Trager, Trustee of Mitchell Trager Revocable Trust u/a/d 1/7/08, (iii) Brent L. Trager, Trustee of Brent L. Trager Revocable Trust u/a/d 7/1/08, (iv) Jason Trager and David Trager, Co-Trustees of David Remainder Trust u/a/d 5/1/07, (v) Jason Trager and David Trager, Co-Trustees of Jason Remainder Trust u/a/d 5/1/07, (vi) Jason Trager and David Trager, Co-Trustees of Brandon Remainder Trust u/a/d 5/1/07, (vii) Brent L. Trager and Sheri Weiss, Co-Trustees of Sheri Remainder Trust u/a/d 5/1/07, (viii) Brent L. Trager and Erica Leibo, Co-Trustees of Erica Remainder Trust u/a/d 5/1/07 and (ix) Mitchell Trager, Trustee of Brent L. Trager Remainder Trust u/a/d 5/1/07.
(d) “Insight Stockholders” means: (i) Insight Venture Partners V, L.P., (ii) Insight Venture Partners (Cayman) V, L.P., (iii) Insight Venture Partners V (Employee Co-Investors), L.P., (iv) Insight Venture Partners VI, L.P., (v) Insight Venture Partners (Cayman) VI, L.P., and (vi) Insight Venture Partners VI (Co-Investors), L.P.
(e) “Permitted Transfer” means any of the following Transfers in which the transferee executes and delivers to Buyer a counterpart signature page to this Agreement, agreeing that such transferee and the Restricted Securities Transferred to such transferee will be bound by all of the terms and conditions of this Agreement: (i) a Transfer by a Stockholder that is a natural person, without consideration and for bona fide estate planning purposes, to the spouse of such Stockholder, to a natural or adoptive child of such Stockholder or to a trust established for the benefit of such Stockholder or such Stockholder’s spouse and/or children, (ii) a Transfer by a Stockholder that is a trust, pursuant to the terms of the trust documents, to the owners or beneficiaries of such trust (including beneficiaries by reason of exercise of power of appointment or by revocation of a revocable trust), to another trust established for the benefit of the beneficiaries of such trust or to anyone to whom an owner or beneficiary receiving a distribution of Buyer Stock from an Individual Stockholder may transfer such stock (a “Subsequent Transferee”), if such Subsequent Transferee would be defined in Section 1.1(e)(i) above, determined as if such owner or beneficiary were the Stockholder, (iii) any Transfer between or among the Individual Stockholders or (iv) a Transfer by a Stockholder that is not a natural person or trust to any Affiliate of such Stockholder or to any officer, director, partner, member or retired partner or member of such Stockholder or its Affiliates (collectively, “Related Parties”).
(f) “Registrable Securities” means (i) all shares of Buyer Stock issued, or to be issued in the future, to the Insight Stockholders pursuant to the Merger Agreement, excluding any shares of Buyer Stock that are or were Escrow Shares, and (ii) any equity securities of Buyer (and any other securities of Buyer that are, or may be with the passage of time or the occurrence of one or more events, convertible into equity securities of Buyer), issued in respect of the shares described in clause (i), including without limitation, pursuant to any stock dividend, stock split or recapitalization of Buyer.
Stock Transfer Restriction and Registration Agreement — Page 2

(g) “Restricted Securities” means (i) all shares of Buyer Stock issued, or to be issued in the future, to the Stockholders pursuant to the Merger Agreement, including without limitation, any shares of Buyer Stock that are or were Escrow Shares and (ii) any equity securities of Buyer (and any other securities of Buyer that are, or may be with the passage of time or the occurrence of one or more events, convertible into equity securities of Buyer), issued in respect of the shares described in clause (i), including without limitation, pursuant to any stock dividend, stock split or recapitalization of Buyer. Notwithstanding the foregoing, from and after the Insight Free Trade Date, the Restricted Securities shall exclude the Registrable Securities.
(h) “Restricted Stockholder” means any Individual Stockholder and, prior to the one year anniversary of the date hereof, any Insight Stockholder.
(i) “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.
(j) “Selling Stockholder Information” with respect to an Insight Stockholder, means (i) its name, address, number of shares of Registrable Securities being offered and the number of shares beneficially owned by such Insight Stockholder (excluding any percentages) which are required to appear in the table (and corresponding footnotes) under the caption “Principal and Selling Stockholders” in the prospectus that is a part of the Shelf Registration Statement and (ii) any additional information about or pertaining to such Insight Stockholder reasonably requested by Buyer which Buyer believes, in good faith, is needed to satisfy Buyer’s disclosure requirements under the Securities Act with respect to the Shelf Registration Statement.
(k) “Transfer” means any offer, sale, assignment, grant of option to purchase, pledge, hypothecation, transfer or other disposition or encumbrance of any Restricted Security, or any beneficial interest therein, or the entry into any binding contract, agreement or arrangement providing for any of the foregoing, provided that, “Transfer” shall not include (i) the tendering of Restricted Securities into any publicly announced tender offer for more than 50% of the issued and outstanding shares of Buyer Stock, (ii) the exchange or conversion of the Restricted Securities into cash, securities or other consideration in connection with any merger, consolidation or reorganization pursuant to which the holders of the voting shares of Buyer Stock immediately before such transaction will hold less than 50% of the voting securities of the entity surviving or resulting from such transaction, (iii) the offer, sale, assignment, grant of option to purchase, pledge, hypothecation, transfer or other disposition or encumbrance of any Restricted Security owned by an Individual Stockholder, or any beneficial interest therein, or the entry into any binding contract, agreement or arrangement providing for any of the foregoing, upon and after such date when (A) a “person” or “group” (within the meanings of Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) becomes the beneficial owner, directly or indirectly of securities of Buyer representing 50% or more of the voting power of Buyer’s then outstanding capital stock or (B) the stockholders of Buyer approve an agreement for the sale or disposition by Buyer of all, or substantially all, of Buyer’s assets, or (iv) subject to compliance with applicable Laws, the offer, sale, assignment, grant of option to purchase, pledge, hypothecation, transfer or other disposition or encumbrance of any Restricted Security owned by an Individual Stockholder, or any beneficial interest therein, or the entry into any binding contract, agreement or arrangement providing for any of the foregoing, upon the death of a direct or indirect owner (including, but not limited to any person for whom a trust is named) of such Individual Stockholder.
Stock Transfer Restriction and Registration Agreement — Page 3

1.2. Restrictions on Transfer.
(a) Restrictions Applicable to All Stockholders. No Stockholder may voluntarily Transfer any Restricted Security unless (i) the requirements of Article II have been satisfied in full and (ii) the Transfer is either (A) a Permitted Transfer or (B) a bona fide Transfer, in which the consideration is payable solely in cash or cash equivalents, to a third party.
(b) Restrictions Applicable to Only Insight Stockholders.
(i) 90 Day Restriction. No Insight Stockholder may voluntarily Transfer any Restricted Security (other than pursuant to a Permitted Transfer) prior to the date that is 90 days following the Closing Date (the “Insight Free Trade Date”).
(ii) Hedging Restriction. Prior to the Insight Free Trade Date, no Insight Stockholder may engage, directly or indirectly, in any “short sale” (as defined in Rule 200 of Regulation SHO promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of Buyer Stock or establish an open “put equivalent position” (within the meaning of Rule 16a-1(h) under the Exchange Act) with respect to the Buyer Stock.
(c) Restrictions Applicable to Only Individual Stockholders.
(i) One Year Restriction. No Individual Stockholder may voluntarily Transfer any Restricted Security (other than pursuant to a Permitted Transfer) prior to the one-year anniversary of this Agreement.
(ii) Two Year Restriction. No Individual Stockholder may voluntarily Transfer any Restricted Security (other than pursuant to a Permitted Transfer) prior to the two-year anniversary of this Agreement, other than the Transfer after the one-year anniversary of this Agreement of a number of shares of Buyer Stock that, together with all other such Transfers by such Individual Stockholder, does not exceed 25% of the aggregate number of shares of Buyer Stock issued to such Stockholder on or before the date of such Transfer pursuant to the Merger Agreement, including without limitation, any shares of Buyer Stock that are or were Escrow Shares.
(iii) Three Year Restriction. No Individual Stockholder may voluntarily Transfer any Restricted Security (other than pursuant to a Permitted Transfer) prior to the three-year anniversary of this Agreement, other than the Transfer after the two-year anniversary of this Agreement of a number of shares of Buyer Stock that, together with all other such Transfers by such Individual Stockholder, does not exceed 50% of the aggregate number of shares of Buyer Stock issued to such Stockholder on or before the date of such Transfer pursuant to the Merger Agreement, including without limitation, any shares of Buyer Stock that are or were Escrow Shares.
(iv) Four Year Restriction. No Individual Stockholder may voluntarily Transfer any Restricted Security (other than pursuant to a Permitted Transfer) prior to the four-year anniversary of this Agreement, other than the Transfer after the three-year anniversary of this Agreement of a number of shares of Buyer Stock that, together with all other such Transfers by such Individual Stockholder, does not exceed 75% of the aggregate number of shares of Buyer Stock issued to such Stockholder on or before the date of such Transfer pursuant to the Merger Agreement, including without limitation, any shares of Buyer Stock that are or were Escrow Shares.
Stock Transfer Restriction and Registration Agreement — Page 4

(v) Escrow Shares. For the avoidance of doubt, with respect to the Individual Stockholders, the Restricted Securities that are or were Escrow Shares shall specifically be deemed to be subject solely to the four year restriction set forth in Section 1.2(c)(iv).
(vi) Hedging Restriction. Prior to the four-year anniversary of this Agreement, no Individual Stockholder may engage, directly or indirectly, in any “short sale” (as defined in Rule 200 of Regulation SHO promulgated under the Exchange Act) of Buyer Stock or establish an open “put equivalent position” (within the meaning of Rule 16a-1(h) under the Exchange Act) with respect to the Buyer Stock.
(d) Non-Compliant Transfers Void. Any voluntary Transfer of Restricted Securities that is not made in full compliance with the requirements of this Section 1.2 will be null and void, and Buyer (and any transfer agent for the securities of Buyer) will refuse to recognize such attempted Transfer and to reflect on its records any change in record ownership of Restricted Securities pursuant to such attempted Transfer.
1.3. Indirect Transfers. If a Related Party to which Restricted Securities have been Transferred in a Permitted Transfer is the subject of any event or transaction (or series of related events or transactions) by which such Related Party ceases to be a Related Party of the Stockholder originally holding such Restricted Securities (an “Indirect Transfer”), then such Indirect Transfer will be deemed to be a voluntary Transfer of the Restricted Securities held by such Related Party on the date of such Indirect Transfer.
ARTICLE II
Securities Laws Provisions
2.1. Securities Laws Compliance. No Restricted Stockholder may voluntarily Transfer Restricted Securities unless (a) a registration statement is then in effect under the Securities Act covering such Transfer and such Transfer is made in accordance with such registration statement, or (b) (i) the Restricted Stockholder notifies Buyer of the proposed Transfer and furnishes Buyer with a written statement of the circumstances surrounding the Transfer, and (ii) if requested by Buyer, the Restricted Stockholder furnishes Buyer with an opinion of counsel reasonably satisfactory to Buyer, at the Restricted Stockholder’s expense, that such Transfer will not require registration of the subject Restricted Securities under the Securities Act or any filing or registration under applicable state securities and blue sky laws; provided, however, that no opinion of counsel will be required if the Transfer is pursuant to Rule 144 and the written statement furnished to Buyer pursuant to clause (i) above contains reasonably sufficient information to enable Buyer, in consultation with its counsel, to determine that the transferor has complied with the applicable requirements of Rule 144.
2.2. Required Legends. Each certificate representing securities of Buyer will bear a legend substantially in the following form:
“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF WITHOUT SUCH REGISTRATION OR THE DELIVERY TO THE ISSUER OF AN OPINION OF COUNSEL, OR IF PURSUANT TO RULE 144, A WRITTEN STATEMENT, SATISFACTORY TO THE ISSUER, THAT SUCH DISPOSITION WILL NOT REQUIRE REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS.”
Stock Transfer Restriction and Registration Agreement — Page 5

Buyer will reissue, without such legend, any certificate representing securities of Buyer, at the request of the holder thereof, at such time as all of the securities represented by such certificate become eligible for resale without compliance with the registration or qualification provisions of applicable federal and state securities laws. For avoidance of doubt, Buyer will reissue, without such legend, any certificate representing securities of Buyer held by a Stockholder, that is not an Affiliate of Buyer, at the request of the holder thereof, at any time after the six month anniversary of the date hereof, provided that such Stockholder furnishes Buyer with evidence reasonably satisfactory to Buyer’s counsel that such Stockholder then satisfies the applicable requirements of Rule 144.
ARTICLE III
Registration
3.1. Shelf Registration. Before the Insight Free Trade Date (the “Filing Deadline”), Buyer shall file with the SEC pursuant to Rule 424 under the Securities Act a prospectus that is a part of, or prospectus supplement to, an effective Automatic Shelf Registration Statement naming the Insight Stockholders as selling securityholders and containing such information as is required for the Insight Stockholders to resell (a “Resale”) the Registrable Securities as of the Insight Free Trade Date, from time to time, on a continuous or delayed basis, and to deliver the prospectus to purchasers of Registrable Securities in accordance with applicable law (such Automatic Shelf Registration Statement, including any prospectus or prospectus supplements related thereto, in each case as they relate to any Resale, is referred to herein as a “Shelf Registration Statement”). Buyer will use its reasonable best efforts to keep the Shelf Registration Statement continuously effective under the Securities Act until the Insight Stockholders are able to sell all of the Registrable Securities covered thereby pursuant to Rule 144 without limitation, which, for the avoidance of doubt, shall be the one-year anniversary of the Closing Date (the “Effectiveness Period”). Any sale of the Registrable Securities pursuant to the Shelf Registration Statement will not be underwritten.
3.2. Registration Procedures. In connection with the registration obligations of Buyer under Section 3.1 hereof, Buyer will:
(a) cause the Shelf Registration Statement to be effective prior to the Filing Deadline;
(b) as promptly as practicable, prepare and file with the SEC such amendments and post-effective amendments to the Shelf Registration Statement as may be necessary to keep the Shelf Registration Statement continuously effective during the Effectiveness Period; cause the related prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and use its reasonable best efforts to comply with the provisions of the Securities Act applicable to it with respect to the disposition of Registrable Securities covered by the Shelf Registration Statement during the Effectiveness Period in accordance with the intended methods of disposition by the Insight Stockholders set forth in such Shelf Registration Statement as so amended or such prospectus as so supplemented;
(c) at least three (3) days prior to the filing of the Shelf Registration Statement, or any prospectus, amendment or supplement thereto, furnish a copy thereof to the Insight Stockholders or their counsel;
Stock Transfer Restriction and Registration Agreement — Page 6

(d) deliver to the Insight Stockholders, without charge, as many copies of the prospectus as they may reasonably request (Buyer hereby consenting to the use of each such prospectus by the Insight Stockholders in connection with the offering and sale of the Registrable Securities covered by such prospectus and a reasonable number of copies of the Shelf Registration Statement and any post-effective amendments thereto and any supplements to the prospectus, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);
(e) use commercially-reasonable efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as the Insight Stockholders reasonably request and keep such registration or qualification effective during the Effectiveness Period, and do any and all other acts and things that may be reasonably necessary or advisable to enable the Insight Stockholders to consummate the disposition in such jurisdictions of the Registrable Securities covered by the Shelf Registration Statement; provided, however, that Buyer will not be required (i) to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this clause, (ii) to subject itself to taxation in any such jurisdiction, (iii) to consent to general service of process in any such jurisdiction or (iv) to comply with requirements under so-called “fair, just and equitable standards” under state securities laws;
(f) notify the Insight Stockholders, at any time that a prospectus covered by the Shelf Registration Statement is required to be delivered under the Securities Act, of the happening of any event of which it has knowledge and as a result of which the prospectus included in the Shelf Registration Statement as then in effect would include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and, at the request of the Insight Stockholders, Buyer will promptly prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the Insight Stockholders, such prospectus, as so amended or supplemented, will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in the light of the circumstances then existing;
(g) cause all securities covered by such Shelf Registration Statement to be listed on each securities exchange on which similar securities issued by Buyer are then listed and to be qualified for trading on each system on which similar securities issued by Buyer are from time to time qualified;
(h) provide a transfer agent and registrar for all securities covered by the Shelf Registration Statement not later than the effective date of the Shelf Registration Statement and thereafter maintain such a transfer agent and registrar;
(i) take all such other actions as may be reasonably required to expedite or facilitate the disposition of the securities covered by the Shelf Registration Statement;
(j) otherwise use commercially reasonably efforts to comply with the provisions of the Securities Act and all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement, satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder, covering a period of at least twelve (12) months beginning with the first day of Buyer’s first full calendar quarter after the effective date of the Shelf Registration Statement; and
(k) upon the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any securities included in the Shelf Registration Statement for sale in any jurisdiction, Buyer will use its best efforts promptly to obtain the withdrawal of such order.
Stock Transfer Restriction and Registration Agreement — Page 7

Each Insight Stockholder agrees that upon receipt of any notice from Buyer of the happening of any event described in Section 3.2(f), it will discontinue its disposition of securities pursuant to the Shelf Registration Statement until it receives copies of the supplemented or amended prospectus contemplated by Section 3.2(f) and, if so directed by Buyer, will deliver to Buyer all copies, other than permanent file copies, then in such Insight Stockholder’s possession of the prospectus that was in effect at the time of receipt of such notice.
3.3. Registration Expenses. Buyer will pay the Registration Expenses (as defined below) in connection with the Shelf Registration Statement. All other expenses will be paid by the Insight Stockholders. The term “Registration Expenses” means any and all expenses incident to Buyer’s performance of or compliance with this Article III, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and expenses of counsel for Buyer and all independent certified public accountants and the fees and expenses of any other persons retained by Buyer in connection with the registration.
3.4. Indemnification.
(a) Indemnification by Buyer. With respect to a registration pursuant to this Agreement, Buyer agrees to indemnify, to the extent permitted by law, each Insight Stockholder, its officers, directors and each person who controls (within the meaning of the Securities Act) such Insight Stockholder against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus (or any amendment thereof or supplement thereto) or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, except insofar as the same are caused by or contained in any information furnished in writing to Buyer by any one or more Insight Stockholders for use therein.
(b) Indemnification by the Insight Stockholders. With respect to a registration pursuant to this Agreement, each Insight Stockholder will furnish to Buyer in writing an affidavit containing the Selling Stockholder Information for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Buyer, and its directors, officers and controlling persons against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus (or any amendment thereof or supplement thereto) or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, but only to the extent that such untrue statement or omission is contained in or caused by any written affidavit.
(c) Notice; Defense of Claims. Any party entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.
Stock Transfer Restriction and Registration Agreement — Page 8

(d) Contribution. If the indemnification provided for herein is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, will contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and of the indemnified party, on the other, in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party will be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
(e) Survival. The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and will survive the registration and sale of any securities and the expiration or termination of this Agreement.
ARTICLE IV
Rule 144
With a view to making available to the Stockholders the benefits of Rule 144 promulgated under the Securities Act (or any other similar rule or regulation of the SEC that may at any time permit the investors to sell securities of Buyer to the public without registration but excluding Rule 144A promulgated under the Securities Act or any successor or similar rule as may be enacted by the SEC from time to time) (“Rule 144”), Buyer agrees to:
(a) make and keep public information available, as those terms are understood and defined in Rule 144;
(b) not terminate its status as an issuer required to file reports under the Exchange Act, even if the Exchange Act or the rules and regulations thereunder would otherwise permit such termination;
(c) file with the SEC in a timely manner all reports and other documents required of Buyer under the Securities Act and the Exchange Act and such reports and other documents is required for the applicable provisions of Rule 144; and
(d) furnish to the Stockholders so long as such Stockholders owns any Registrable Securities, promptly upon request, such information as may be reasonably requested to permit the Stockholders to sell such securities pursuant to Rule 144 without registration.
Stock Transfer Restriction and Registration Agreement — Page 9

This Article IV will terminate and be of no further force or effect (a) with respect to the Insight Stockholders, on the date upon which the Insight Stockholders have sold all of their Registrable Securities or Restricted Securities, as the case may be, and (b) with respect to the Individual Stockholders, on the date upon which all of the Individual Stockholders have sold all of their Restricted Securities.
ARTICLE V
Miscellaneous Provisions.
5.1. Termination. Notwithstanding anything to the contrary set forth herein, this Agreement will terminate and be of no further force or effect (except as provided in Section 3.4(e)) upon the earliest to occur of (a) the date on which no Restricted Securities are then held by any Stockholder, and (b) the five-year anniversary of the date of this Agreement.
5.2. Legends on Certificates. During the term of this Agreement, each certificate or other instrument representing shares of Restricted Securities will bear, in addition to any legend required pursuant to the terms of Section 2.2, a legend in substantially the following form:
“THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE SALE, ASSIGNMENT, TRANSFER, PLEDGE OR OTHER DISPOSITION THEREOF ARE SUBJECT TO CERTAIN RESTRICTIONS AND AGREEMENTS CONTAINED IN A STOCK TRANSFER RESTRICTION AND REGISTRATION AGREEMENT, DATED AS OF MARCH 15, 2011, BY AND AMONG THE COMPANY AND CERTAIN OF ITS STOCKHOLDERS. A COPY OF SUCH AGREEMENT WILL BE FURNISHED BY BUYER TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON WRITTEN REQUEST TO BUYER AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.”
Buyer will reissue, without such legend any certificate representing securities of Buyer held by any Stockholder, at the request of the holder thereof, at any time after the expiration of the applicable restrictions under Section 1.2 hereof. Buyer will make a notation on its records and give instructions to any transfer agent of its equity securities to implement the restrictions on transfer established in this Agreement. Each Stockholder agrees and consents to the entry of stop transfer instructions by Buyer or any such transfer agent in order to enforce the restrictions on transfer established in this Agreement.
5.3. Notices. Any notice, request, demand, waiver, consent, approval or other communication which is required or permitted hereunder shall be in writing and shall be deemed given: (a) on the date established by the sender as having been delivered personally, (b) on the date delivered by a private courier as established by the sender by evidence obtained from the courier, (c) on the date sent by facsimile, with confirmation of transmission, if sent during normal business hours of the recipient, if not, then on the next Business Day, or (d) on the fifth Business Day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications, to be valid, must be addressed as follows:
If to Buyer:
GSI Commerce, Inc.
935 First Avenue
King of Prussia, PA 19406
Attn: General Counsel
Facsimile: 610-265-1730
Stock Transfer Restriction and Registration Agreement — Page 10

with a copy (which will not constitute notice) to:
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, PA 19103
Attn: Richard B. Aldridge
Facsimile: (215) 963-5001
If to any Insight Stockholder: To the address for such Stockholder on the books and records of Buyer as the same may be changed from time to time by notice from such Stockholder to Buyer in accordance with this Section 5.3.
with a copy (which will not constitute notice) to:
Lowenstein Sandler PC
1251 Avenue of the Americas, 18th Floor
New York, New York 10020
Facsimile: (212) 262-7402
Attention: Edward M. Zimmerman, Esq. / Anthony O. Pergola, Esq.
If to any Individual Stockholder: To the address for such Stockholder on the books and records of Buyer as the same may be changed from time to time by notice from such Stockholder to Buyer in accordance with this Section 5.3.
with a copy (which will not constitute notice) to:
Barack Ferrazzano Kirschbaum & Nagelberg LLP
200 W. Madison, Suite 3900
Chicago, Illinois 60606
Facsimile: (312) 984-3150
Attention: Peter J. Barack, Esq.
5.4. No Third Party Beneficiaries. Nothing in this Agreement will create, confer or be deemed to create or confer any third party beneficiary rights in any person or other legal entity not party to this Agreement.
5.5. Assignment. The rights and obligations of the Stockholders pursuant to this Agreement are not assignable except that such rights and obligations as they relate to a particular security will be automatically assigned to any transferee of such security if such security was Transferred in a Permitted Transfer; provided, however, that the rights under Article III and Article IV with respect to any securities subject to a subsequent Indirect Transfer will be null and void and of no further force and effect upon the consummation of such Indirect Transfer. Any attempted assignment of such rights and obligations in violation of this Section 5.5 will be null and void. The provisions of this Agreement will be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.
5.6. Amendment. No amendment, modification or supplement of or to this Agreement will be effective unless made in writing and signed by (i) Buyer, (ii) the Individual Stockholders holding a majority of the Restricted Securities then outstanding, and (iii) for so long as the Insight Stockholders hold Registrable Securities, the Insight Stockholders.
Stock Transfer Restriction and Registration Agreement — Page 11

5.7. Waivers. No waiver of any provision of this Agreement, or consent to any departure from its terms, will be effective unless made in writing and signed by the party giving such waiver or consent. No action (other than a waiver) taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party, will be deemed to constitute a waiver, by the party taking such action, of the other party’s compliance with any covenant or agreement contained in this Agreement. No delay or omission on the part of any party in exercising any right or remedy under this Agreement will operate as a waiver thereof or of any other right or remedy. No waiver by any party of any right or remedy under this Agreement on any one occasion will be deemed a bar to or waiver of the same or any other right or remedy on any future occasion. No partial exercise of any right or remedy under this Agreement by any party will preclude any further exercise thereof or the exercise of any other right or remedy.
5.8. Further Assurances. Each party to this Agreement hereby covenants and agrees, without the necessity of any further consideration, to execute and deliver any and all such further documents and take any and all such other actions as may be reasonably necessary or appropriate to carry out the intent and purposes of this Agreement.
5.9. Interpretation.
(a) The meaning assigned to each term defined herein shall be equally applicable to both the singular and the plural forms of such term and vice versa, and words denoting either gender shall include both genders as the context requires. Where a word or phrase is defined herein, each of its other grammatical forms shall have a corresponding meaning.
(b) The terms “hereof”, “herein” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement.
(c) When a reference is made in this Agreement to an Article, Section, Exhibit or Schedule, such reference is to an Article, Section, Exhibit or Schedule of this Agreement unless otherwise specified.
(d) The words “include”, “includes”, and “including” when used in this Agreement shall be deemed to be followed by the words “without limitation”, unless otherwise specified.
(e) A reference to any party to this Agreement or any other agreement or document shall include such party’s predecessors, successors and permitted assigns.
(f) Reference to any Law means such Law as amended, modified, codified, replaced or reenacted, and all rules and regulations promulgated thereunder.
(g) The parties have participated jointly in the negotiation and drafting of this Agreement. Any rule of construction or interpretation otherwise requiring this Agreement to be construed or interpreted against any party by virtue of the authorship of this Agreement shall not apply to the construction and interpretation hereof.
5.10. Severability. Any provision of this Agreement which is invalid or unenforceable in any jurisdiction shall be ineffective to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining provisions hereof, and any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
Stock Transfer Restriction and Registration Agreement — Page 12

5.11. Business Days. If the last or appointed day for the taking of any action required under this Agreement, or the expiration of any right granted in this Agreement, is a Saturday, Sunday or legal holiday in the Commonwealth of Pennsylvania, then such action may be taken or such right may be exercised on the next succeeding day that is not a Saturday, Sunday or legal holiday in the Commonwealth of Pennsylvania.
5.12. Entire Agreement. This Agreement (together with the Merger Agreement) represents, and is intended to be, a complete statement of all of the terms and the arrangements between Buyer and the Stockholders with respect to the matters provided for herein, supersedes any and all previous oral or written and all contemporaneous oral agreements, understandings, negotiations and discussions between Buyer and the Stockholders with respect to those matters.
5.13. Remedies. All remedies under this Agreement are cumulative and are not exclusive of any other remedies provided by applicable law. The parties agree and acknowledge that money damages may not be an adequate remedy for any breach by a party of the provisions of this Agreement and that the any party may in its sole discretion apply to a court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief to enforce or prevent violation of the provisions of this Agreement.
5.14. Governing Law. This Agreement and the exhibits and schedules hereto shall be governed by and interpreted and enforced in accordance with the Laws of the State of Delaware, without giving effect to any choice of Law or conflict of Laws rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware.
5.15. Counterparts. This Agreement may be executed in counterparts, and any party hereto may execute such counterpart, each of which when executed and delivered shall be deemed to be an original and both of which counterparts taken together shall constitute but one and the same instrument. This Agreement shall become effective when all parties hereto shall have received a counterpart hereof signed by the other parties hereto. The parties agree that the delivery of this Agreement may be effected by means of an exchange of facsimile signatures with original copies to follow by mail or courier service.
* * * Remainder of Page Intentionally Left Blank * * *
Stock Transfer Restriction and Registration Agreement — Page 13

IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the date and year first written above.

BUYER: GSI COMMERCE, INC.
By:	/s/ Michael R. Conn
Name:	Michael R. Conn
Title:	Executive Vice President and Chief Financial Officer

INDIVIDUAL STOCKHOLDERS: ALAN S. TRAGER REVOCABLE TRUST u/a/d 1/2/08
By:	/s/ Alan S. Trager
Name:	Alan S. Trager
Title:	Trustee

MITCHELL TRAGER REVOCABLE TRUST u/a/d 1/7/08
By:	/s/ Mitchell Trager
Name:	Mitchell Trager
Title:	Trustee

BRENT L. TRAGER REVOCABLE TRUST u/a/d 7/1/08
By:	/s/ Brent L. Trager
Name:	Brent L. Trager
Title:	Trustee

Stock Transfer Restriction and Registration Agreement — Signature Page 1

BRENT L. TRAGER REMAINDER TRUST u/a/d 5/1/07
By:	/s/ Mitchell Trager
Name:	Mitchell Trager
Title:	Trustee and Investment Advisor

DAVID REMAINDER TRUST u/a/d 5/1/07
By:	/s/ Jason Trager
Name:	Jason Trager
Title:	Co-Trustee

By:	/s/ David Trager
Name:	David Trager
Title:	Co-Trustee

JASON REMAINDER TRUST u/a/d 5/1/07
By:	/s/ Jason Trager
Name:	Jason Trager
Title:	Co-Trustee

By:	/s/ David Trager
Name:	David Trager
Title:	Co-Trustee

Stock Transfer Restriction and Registration Agreement — Signature Page 2

BRANDON REMAINDER TRUST u/a/d 5/1/07
By:	/s/ Jason Trager
Name:	Jason Trager
Title:	Co-Trustee

By:	/s/ David Trager
Name:	David Trager
Title:	Co-Trustee

SHERI REMAINDER TRUST u/a/d 5/1/07
By:	/s/ Brent L. Trager
Name:	Brent L. Trager
Title:	Co-Trustee and Investment Advisor

By:	/s/ Sheri Weiss
Name:	Sheri Weiss
Title:	Co-Trustee

ERICA REMAINDER TRUST u/a/d 5/1/07
By:	/s/ Brent L. Trager
Name:	Brent L. Trager
Title:	Co-Trustee and Investment Advisor

By:	s/ Erica Leibo
Name:	Erica Leibo
Title:	Co-Trustee

Stock Transfer Restriction and Registration Agreement — Signature Page 3

INSIGHT STOCKHOLDERS: INSIGHT VENTURE PARTNERS V, L.P.
By: Insight Venture Associates V, L.L.C., its General Partner

By:	/s/ Blair M. Flicker
Name:	Blair M. Flicker
Title:	Attorney-in-Fact

INSIGHT VENTURE PARTNERS (CAYMAN) V, L.P.
By: Insight Venture Associates V, L.L.C., its General Partner

By:	/s/ Blair M. Flicker
Name:	Blair M. Flicker
Title:	Attorney-in-Fact

INSIGHT VENTURE PARTNERS V (EMPLOYEE CO-INVESTORS), L.P.
By: Insight Venture Associates V, L.L.C., its General Partner

By:	/s/ Blair M. Flicker
Name:	Blair M. Flicker
Title:	Attorney-in-Fact

INSIGHT VENTURE PARTNERS VI, L.P.
By: Insight Venture Associates VI, L.P., its General Partner

By:	/s/ Blair M. Flicker
Name:	Blair M. Flicker
Title:	Attorney-in-Fact

Stock Transfer Restriction and Registration Agreement — Signature Page 4

INSIGHT VENTURE PARTNERS (CAYMAN) VI, L.P.
By: Insight Venture Associates VI, L.P., its General Partner

By:	/s/ Blair M. Flicker
Name:	Blair M. Flicker
Title:	Attorney-in-Fact

INSIGHT VENTURE PARTNERS VI (CO-INVESTORS), L.P.
By: Insight Venture Associates VI, L.P., its General Partner

By:	/s/ Blair M. Flicker
Name:	Blair M. Flicker
Title:	Attorney-in-Fact

Stock Transfer Restriction and Registration Agreement — Signature Page 5